UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2008

ACNB Corporation

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-11783	23-2233457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16 Lincoln Square, Gettysburg, PA		17325
(Address of principal executive offices)		(Zip Code)

717.334.3161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act  (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

ITEM 2.02	Results of Operations and Financial Condition

ACNB Corporation released earnings results for the Third Quarter of 2008 as of September 30, 2008, as more fully described in the attached press release as of November 3, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The information furnished under this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be filed for purposes of the Securities Exchange Act of 1934.

ITEM 8.01	Other Events

ACNB Corporation announced the approval of a common stock repurchase program, as also more fully described in the attached press release as of November 3, 2008.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated November 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

ACNB CORPORATION
(Registrant)

Dated: November 3, 2008	/s/ Lynda L. Glass
Lynda L. Glass
Executive Vice President & Secretary

EXHIBIT INDEX

EXHIBIT NO.

99.1	Press release dated November 3, 2008.